Sandalwood Opportunity Fund

Class A	SANAX
Class I	SANIX

(a series of Northern Lights Fund Trust)

Supplement dated June 4, 2013
to the Prospectus and Statement of Additional Information dated September 20, 2012

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Effective April 30, 2013, Mihir Meswani is no longer a portfolio manager for the Sandalwood Opportunity Fund. All references in the Prospectus and SAI to Mr. Meswani should be removed.

The following replaces the information in the section titled “Sub-Advisor Portfolio Managers” on page 7 of the Prospectus:

Sub-Adviser Portfolio Managers:  Martin J. Gross, Founder & President of Sandalwood, serves as the portfolio manager for the Primary Sub-Adviser.  Additional Sub-Adviser Portfolio Managers are: Michael Craig-Scheckman, President and Scott Burg, Portfolio Manager, of Deer Park Road Corporation; Howard Needle, CEO, David Harris, CIO and Senior Partner and John Harnisch, a portfolio manager, of Acuity Capital Management, LLC; Bryan Dunn, Managing Director, and Andrew Quan, Portfolio Manager, of MidOcean Credit Fund Management, L.P.; Shelley F. Greenhaus, Principal and Steven K. Gendal, Esq., Principal, of Whippoorwill Associates, Inc.

Under the section entitled: “Tax Status, Dividends and Distributions” the second paragraph located on page 34 of the Prospectus is hereby amended to read as follows:

The Fund intends to distribute substantially all of its net investment income and net capital gains at least annually in December.  Both distributions will be reinvested in shares of the Fund unless you elect to receive cash.  Dividends from net investment income (including any excess of net short-term capital gain over net long-term capital loss) are taxable to investors as ordinary income, while distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are generally taxable as long-term capital gain, regardless of your holding period for the shares.  Any dividends or capital gain distributions you receive from the Fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash.  Certain dividends or distributions declared in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January.  Each year the Fund will inform you of the amount and type of your distributions.  IRAs and other qualified retirement plans are exempt from federal income taxation until retirement proceeds are paid out to the participant.

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This Supplement, and the Prospectus and Statement of Additional Information, both dated September 20, 2012, provide information that you should know before investing in the Fund and should be retained for future reference.  The Prospectus and Statement of Additional Information have been filed with the Securities and Exchange Commission and are incorporated herein by reference.  All these documents are available upon request and without charge by calling Shareholder Services at 1-888-868-9501.

Please retain this Supplement for future reference.